Exhibit 10.2

PATENTS, TRADEMARKS, AND COPYRIGHTS

SECURITY AGREEMENT

This Patents, Trademarks, and Copyrights Security Agreement (“Agreement”) is made as of the 19th day of September, 2007, by Synova Healthcare, Inc., a Delaware corporation, and Todays Womencare Company, a Delaware corporation (collectively, the “Companies”), with each having a chief executive office located at 1400 North Providence Road, Suite 6010, Media, Pennsylvania 19063, and delivered to the holders of the 6.5% Senior Convertible Promissory Notes, due January 12, 2012, in the original aggregate principal amount of $15,000,000 (the “Senior Notes”), of Synova Healthcare Group, Inc. (“Parent”), signatory hereto, their endorsees, transferees and assigns (collectively, the “Secured Parties”).

BACKGROUND

WHEREAS, pursuant to the Purchase Agreement (as defined in the Senior Notes), the Secured Parties have extended loans to Parent evidenced by the Senior Notes;

WHEREAS, pursuant to a certain Security Agreement dated as of the date hereof, the Companies and certain other affiliates of Parent (the “Security Agreement”) have agreed to grant security interests in favor of the holders of the Senior Notes and to enter into this Agreement; and

WHEREAS, in order to induce the Secured Parties to provide Parent with specific waivers and consents as permitted by the Senior Notes and as contemplated by the Security Agreement, the Companies have agreed to execute and deliver to the Secured Parties this Agreement and to grant the Secured Parties, pari passu with each other Secured Party, a perfected security interest in certain property of such Debtor (as defined in the Security Agreement) to secure the prompt payment, performance and discharge in full of all of Parent’s obligations under the Senior Notes and the other Debtor’s obligations under the Security Agreement.

WHEREAS, the Companies have adopted, used and are using (or have filed applications and/or registrations of) the patents, patent rights, and patent applications (collectively, the “Patents”); trademarks, service marks, trade names, and service trade names (collectively, “Trademarks”); copyrights and copyright applications (collectively, the “Copyrights”); and goodwill associated thereto (“Goodwill”) listed on Schedule A attached hereto and made part hereof (all such Patents, Trademarks, Copyrights or Goodwill hereinafter referred to as the “Assets”).

WHEREAS, pursuant to the Security Agreement, the Secured Parties are acquiring a lien on, and security interest in, the Assets and the registration thereof as security for all Obligations (as defined in the Security Agreement), and desires to have its security interest in such Assets confirmed by a document identifying same and in such form that it may be recorded in the United States Patent and Trademark Office and United States Copyright Office, respectively, in addition to any state filings under the Uniform Commercial Code of such states.

NOW THEREFORE, with the foregoing Background hereinafter deemed incorporated by reference and made a part hereof, and in consideration of the premises and mutual promises herein contained, the parties hereto, intending to be legally bound hereby, covenant and agree as follows:

1. As an inducement (i) for the Secured Parties to grant certain waivers and consents under the Senior Notes and (ii) to secure the complete and timely payment, performance and discharge in full, as the case may be, of all of the Obligations, the Companies hereby unconditionally and irrevocably pledge, grant and hypothecate to the Secured Parties a continuing and perfected security interest in and to, and a lien upon, all of their respective right, title and interest of whatsoever kind and nature in and to, in all of its present and future right, title and interest in and to the Assets (to the extent that such rights exist), together with all the goodwill of the Companies associated with and represented by the Assets, and the registration thereof and the right (but not the obligation) to sue for past, present and future infringements, and the proceeds thereof, including, without limitation, license royalties and proceeds of infringement suits.

2. Upon the occurrence of any Event of Default and at any time thereafter, the Secured Parties, acting through any agent appointed by them for such purpose (the “Agent”), shall have the right to exercise all of the remedies conferred hereunder and under the Senior Notes, and the Secured Parties shall have all the rights and remedies of a secured party under the UCC.

3. No course of dealing between the Companies and the Secured Parties, nor any failure to exercise, nor any delay in exercising, on the part of the Secured Parties, any right, power or privilege hereunder or under the Senior Notes shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

4. All of the rights and remedies of the Secured Parties with respect to the Assets, whether established hereby or by the Senior Notes or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

5. This Agreement constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. Except as specifically set forth in this Agreement, no provision of this Agreement may be modified or amended except by a written agreement specifically referring to this Agreement and signed by the parties hereto.

6. In the event any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Agreement shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Agreement is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Agreement and without affecting the validity or enforceability of such provision or the other provisions of this Agreement in any other jurisdiction.

7. No waiver of any breach or default or any right under this Agreement shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

8. This Agreement shall be binding upon and inure to the benefit of each party hereto and its successors and assigns.

9. Each party shall take such further action and execute and deliver such further documents as may be necessary or appropriate in order to carry out the provisions and purposes of this Agreement.

10. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each Debtor agrees that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and the Senior Notes (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York, Borough of Manhattan. Each Debtor hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. If any party shall commence a proceeding to enforce any provisions of this Agreement, then the prevailing party in such proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other costs and expenses incurred with the investigation, preparation and prosecution of such proceeding.

11. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

Dated the date and year first written above.

[SIGNATURE PAGES FOLLOW]

SYNOVA HEALTHCARE, INC.

By:	/s/ Stephen King
Name:	Stephen King
Title:	CEO

TODAYS WOMENCARE COMPANY

By:	/s/ Stephen King
Name:	Stephen King
Title:	CEO

[SIGNATURE PAGE OF HOLDERS FOLLOWS]

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: SF Capital Partners Ltd.

Signature of Authorized Signatory of Investing Entity: /s/ Michael A. Roth

Name of Authorized Signatory:	Stark Offshore Management LLC Its Investment Management By: Michael A. Roth

Title of Authorized Signatory: Managing Member

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: PLAINFIELD DIRECT INC.

Signature of Authorized Signatory of Investing Entity: /s/ Rayan Joshi

Name of Authorized Signatory: Rayan Joshi

Title of Authorized Signatory: Authorized Individual

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Castlerigg Master Investments Ltd.

Signature of Authorized Signatory of Investing Entity: /s/ Timothy O’Brien

Name of Authorized Signatory: Timothy O’Brien

Title of Authorized Signatory: Chief Financial Officer to Sandell Asset Management Corp., investment manager to Castlerigg Master Investments Ltd.

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Everest Asset Management AG

Signature of Authorized Signatory of Investing Entity: /s/ Erwin Speckert

Name of Authorized Signatory: Erwin Speckert

Title of Authorized Signatory: Managing Director

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity: /s/ Gabriel Bianchi

Name of Authorized Signatory: Bianchi G.

Title of Authorized Signatory: Partner

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Galt Industries, Inc.

Signature of Authorized Signatory of Investing Entity: /s/ George T. Votis

Name of Authorized Signatory: G. T. Votis

Title of Authorized Signatory: CEO

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Bushido Capital Master Fund, L.P.

Signature of Authorized Signatory of Investing Entity: /s/ Ronald S. Dagar

Name of Authorized Signatory: Attorney in Fact

Title of Authorized Signatory: Director

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Pierce Diversified Management Fund, LLC Series BUS

Signature of Authorized Signatory of Investing Entity: /s/ Ronald S. Dagar

Name of Authorized Signatory: Ronald S. Dagar

Title of Authorized Signatory: Attorney in Fact

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Gene Detroyer

Signature of Authorized Signatory of Investing Entity: /s/ Gene Detroyer

Name of Authorized Signatory: Gene Detroyer

Title of Authorized Signatory: Self

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity: /s/ Robert J. Staab

Name of Authorized Signatory: Robert J. Staab

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Stephen King

Signature of Authorized Signatory of Investing Entity: /s/ Stephen King

Name of Authorized Signatory: Stephen King

Title of Authorized Signatory: CEO

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: David Harrison

Signature of Authorized Signatory of Investing Entity: /s/ David Harrison

Name of Authorized Signatory: David Harrison

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Robert L. Edwards

Signature of Authorized Signatory of Investing Entity: /s/ Robert L. Edwards

Name of Authorized Signatory: Robert L. Edwards

Title of Authorized Signatory: Owner

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Ron Spangler

Signature of Authorized Signatory of Investing Entity: /s/ Ron Spangler

Name of Authorized Signatory: Ron Spangler

Title of Authorized Signatory: Chief Scientific Officer

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity:

Signature of Authorized Signatory of Investing Entity: /s/ John Suender

Name of Authorized Signatory: John Suender

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Patricia Campbell

Signature of Authorized Signatory of Investing Entity: /s/ Patricia Campbell

Name of Authorized Signatory: Patricia Campbell

Title of Authorized Signatory:

[SIGNATURE PAGE OF HOLDERS – PATENTS, TRADEMARKS, AND

COPYRIGHTS SECURITY AGREEMENT]

Name of Investing Entity: Mark S. Bricker

Signature of Authorized Signatory of Investing Entity: /s/ Mark S. Bricker

Name of Authorized Signatory: Mark S. Bricker

Title of Authorized Signatory: Mister

SCHEDULE A

Synova Healthcare, Inc.

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
FEM-V	Canada	(1,309,363)	(7/17/2006)	Synova Healthcare, Inc.
MENOCHECK	Canada	(1,197,832)	(11/24/2003)	Synova Healthcare, Inc.
FEM-V	USA	3,277,754	8/7/2007	Synova Healthcare, Inc.
FERTILICHECK	USA	(78/556,208)	(1/28/2005)	Synova Healthcare, Inc.
MENOPAUSE INDICATOR TEST	USA	(78/599,658)	(3/31/2005)	Synova Healthcare, Inc.
AMNIOCHECK	USA	(78/556,005)	(1/28/2005)	Synova Healthcare, Inc.
SYNOVA HEALTHCARE and Design	USA	(78/405,933)	(4/21/2004)	Synova Healthcare, Inc.
SYNOVA HEALTHCARE	USA	(78/386,786)	(3/18/2004)	Synova Healthcare, Inc.
MENOCHECK PRO FSH MENOPAUSE TEST FOR PROFESSIONAL IN VITRO DIAGNOSTIC USE	USA	3,105,951	6/20/2006	Synova Healthcare, Inc.
MENOCHECK PRO	USA	3,048,871	1/24/2006	Synova Healthcare, Inc.
MENOCHECK	USA	2,914,217	12/28/2004	Synova Healthcare, Inc.

Todays Womencare Company

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAY	Argentina	1,971,193	2/20/2004	Todays Womencare Company

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAY	Australia	508,406	4/11/1989	Todays Womencare Company
TODAY	Australia	400,746	12/5/1983	Todays Womencare Company
TODAY	Australia	508,407	4/11/1989	Todays Womencare Company
TODAY	Australia	508,123	4/11/1989	Todays Womencare Company
TODAY (STYLIZED)	Australia	436,036	11/11/1985	Todays Womencare Company
TODAY	Austria	154,001	8/17/1994	Todays Womencare Company
TODAY (STYLIZED)	Austria	112,086	3/24/1986	Todays Womencare Company
TODAY (STYLIZED)	Benelux	414,702	10/21/2005	Todays Womencare Company
TODAY (STYLIZED)	Benelux	417,900	3/27/1986	Todays Womencare Company
TODAY	Canada	TMA 668,415	7/20/2006	Todays Womencare Company
TODAY	Canada	TMA 435,568	11/18/1994	Todays Womencare Company
TODAY (ROMAN & CHINESE)	China	864,380	8/20/1996	Todays Womencare Company
TODAY	Colombia	132,730	12/31/1985	Todays Womencare Company
TODAY HOT SENSATION	Colombia	319,225	7/11/2006	Todays Womencare Company
TODAY LONG ACTION	Colombia	319,226	7/11/2006	Todays Womencare Company
TU SEGURO PARA EL AMOR Y LA VIDA	Colombia	271,942	12/31/1985	Todays Womencare Company

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAY	CTM	3,475,175	9/7/2005	Todays Womencare Company
TODAY (STYLIZED)	CTM	3,475,209	3/23/2006	Todays Womencare Company
TODAY	Ecuador	1,296	9/6/1988	Todays Womencare Company
TODAY	Ecuador	2,150	10/6/1988	Todays Womencare Company
TODAY HOT SENSATION	Ecuador	(165,573)	(12/16/2005)	Todays Womencare Company
TODAY LONG ACTION	Ecuador	(165,572)	(12/16/2005)	Todays Womencare Company
TODAY	Egypt	72,868	10/3/1988	Todays Womencare Company
TODAY	Egypt	72,867	10/3/1988	Todays Womencare Company
TODAY	Finland	90,697	11/20/1984	Todays Womencare Company
TODAY (STYLIZED)	France	1,327,170	10/17/1985	Todays Womencare Company
TODAY (STYLIZED)	Indonesia	365,264	12/3/1986	Todays Womencare Company
TODAY (STYLIZED)	Ireland	118,024	10/18/1985	Todays Womencare Company
TODAY (STYLIZED)	Ireland	118,843	6/5/1985	Todays Womencare Company
TODAY (STYLIZED)	Italy	741,115	9/22/1986	Todays Womencare Company

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAY	Lebanon	103,386	5/16/1990	Todays Womencare Company
TODAY	Mexico	462,974	10/24/1988	Todays Womencare Company
TODAY (STYLIZED)	New Zealand	161,713	10/24/1985	Todays Womencare Company
TODAY	Norway	117,762	7/26/1984	Todays Womencare Company
TODAY (STYLIZED)	Norway	129,080	6/11/1987	Todays Womencare Company
TODAY	Russian Federation	(2,004,715,663)	7/14/2004	Todays Womencare Company
TODAY	Russian Federation	294,705	8/31/2005	Todays Womencare Company
TODAY (STYLIZED)	Russian Federation	294,706	8/31/2005	Todays Womencare Company
TODAY	Singapore	T88/05208A	09/22/1988	Todays Womencare Company
TODAY (CHINESE)	Singapore	T90/05036H	7/16/1990	Todays Womencare Company
TODAY (CHINESE)	Singapore	T90/05035Z	7/16/1990	Todays Womencare Company
TODAY (STYLIZED)	Singapore	T05/14123E	7/29/2005	Todays Womencare Company
TODAY (KOREAN)	South Korea	182,782	11/8/1989	Todays Womencare Company

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAY (STYLIZED)	Switzerland	348,041	10/23/1985	Todays Womencare Company
TODAY (STYLIZED)	Switzerland	350,053	9/17/1986	Todays Womencare Company
TODAY	Thailand	57,525	4/24/1987	Todays Womencare Company
TODAY	Turkey	166,448	12/15/1995	Todays Womencare Company
TODAY	USA	(76/537,778)	(8/4/2003)	Todays Womencare Company
TODAY	USA	(78/361,802)	(2/3/2004)	Todays Womencare Company
TODAY	USA	3,121,336	7/26/2005	Todays Womencare Company
TODAY	USA	1,387,999	4/1/1986	Todays Womencare Company
TODAY	USA	3,146,959	9/19/2006	Todays Womencare Company
TODAY (STYLIZED)	USA	(76/537,776)	(8/4/2003)	Todays Womencare Company
TODAY (STYLIZED)	USA	3,056,052	1/31/2006	Todays Womencare Company
TODAY (STYLIZED)	USA	(77/232,969)	(7/18/2007)	Todays Womencare Company
TODAY DAILY PH BALANCE	USA	3,127,995	8/8/2006	Todays Womencare Company
TODAY PH BALANCE RESTORE	USA	3,128,009	8/8/2006	Todays Womencare Company
TODAYS WOMEN CARE (STYLIZED)	USA	3,056,050	1/31/2006	Todays Womencare Company

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAYS WOMEN CARE (STYLIZED)	USA	(76/537,777)	8/4/2003	Todays Womencare Company
TODAY	Dominican Republic	72,870	8/15/1988	American Home Products Corporation*
TODAY	Dominican Republic	45,683	11/22/1988	American Home Products Corporation*
TODAY	Sri Lanka	56,291	10/13/1988	American Home Products Corporation*
TODAY	Zimbabwe	521/88	8/29/1988	American Home Products Corporation*
TODAY	Zimbabwe	520/88	8/29/1988	American Home Products Corporation*
TODAY	Bangladesh	27,267	8/14/1988	VLI Corporation**
TODAY	Bangladesh	27,268	8/14/1988	VLI Corporation**
TODAY	Bermuda	20,163	8/16/1988	VLI Corporation**
TODAY	Bermuda	20,164	8/16/1988	VLI Corporation**
TODAY	Brazil	816,115,907	10/6/1992	VLI Corporation**
TODAY	Brazil	813,708,117	5/7/1991	VLI Corporation**
TODAY	Colombia	114,966	11/26/1991	VLI Corporation**
TODAY (STYLIZED)	Finland	98,841	6/22/1997	VLI Corporation**
TODAY	Honduras	50,752	5/23/1989	VLI Corporation**
TODAY	Honduras	50,749	5/23/1989	VLI Corporation**
TODAY	Hong Kong	1995B07441	9/4/1995	VLI Corporation**
TODAY	Hong Kong	1995B07442	9/4/1995	VLI Corporation**
TODAY	Jamaica	26,219	2/16/1989	VLI Corporation**
TODAY	Jamaica	25,154	2/16/1989	VLI Corporation**

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAY	Jordan	27,116	9/25/1989	VLI Corporation**
TODAY	Kenya	36,546	8/26/1989	VLI Corporation**
TODAY	Kenya	36,545	8/26/1989	VLI Corporation**
TODAY (CHINESE)	Malaysia	88,005,166	10/6/1988	VLI Corporation**
TODAY (STYLIZED CHINESE)	Malaysia	86/001760	5/7/1986	VLI Corporation**
TODAY	Mexico	484,330	2/23/1995	VLI Corporation**
TODAY	Namibia	89/1393	9/26/1989	VLI Corporation**
TODAY	Namibia	89/1394	9/26/1989	VLI Corporation**
TODAY	Netherlands Antilles	15,266	12/8/1988	VLI Corporation**
TODAY	Nigeria	(TP 165879/06)	(6/29/2006)	VLI Corporation**
TODAY	Pakistan	100,201	10/23/1988	VLI Corporation**
TODAY	Pakistan	100,202	10/23/1988	VLI Corporation**
TODAY	Paraguay	218,209	12/27/1989	VLI Corporation**
TODAY	Paraguay	218,208	12/27/1989	VLI Corporation**
TODAY	Peru	81,035	9/12/1994	VLI Corporation**
TODAY	Peru	80,767	8/17/1994	VLI Corporation**
TODAY	Philippines	63,402	8/13/1996	VLI Corporation**
TODAY	Saudi Arabia	198/28	8/29/1988	VLI Corporation**
TODAY	Saudi Arabia	198/29	8/8/1988	VLI Corporation**
TODAY (STYLIZED)	Saudi Arabia	198/28	8/29/1988	VLI Corporation**
TODAY	South Africa	89/8493	9/13/1989	VLI Corporation**
TODAY (STYLIZED)	South Africa	86/1955	4/3/1986	VLI Corporation**
TODAY (STYLIZED)	Sweden	204,396	2/13/1987	VLI Corporation**

Mark	Country	Reg. No. (App. No.)	Reg. Date (Filing Date)	Current Owner of Record
TODAY	Venezuela	153,100	2/16/1994	VLI Corporation**
TODAY	Venezuela	155,406	3/18/1994	VLI Corporation**
TODAY	Venezuela	(6848/1989)	(5/10/1989)	VLI Corporation**

*	Allendale acquired the Today assets from American Home Products Corporation.
**	VLI Corporation is the former name of Todays Womencare Company.

ACKNOWLEDGMENT

UNITED STATES OF AMERICA	:
COMMONWEALTH OF PENNSYLVANIA	:	SS
COUNTY OF PHILADELPHIA	:

On this 19th of September, 2007, before me personally appeared Stephen E. King to me known and being duly sworn, deposes and says that he is the Chief Executive Officer of Synova Healthcare, Inc., the Company described in the foregoing Agreement; that he signed the Agreement as such officer pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such corporation; and he desires the same to be recorded as such.

/s/ Ivy M. Shapiro
Notary Public

October 22, 2009
My Commission Expires:

[SEAL]

UNITED STATES OF AMERICA	:
COMMONWEALTH OF PENNSYLVANIA	:	SS
COUNTY OF PHILADELPHIA	:

On this 19th of September, 2007, before me personally appeared Stephen E. King to me known and being duly sworn, deposes and says that he is the Chief Executive Officer of Todays Womencare Company, the Company described in the foregoing Agreement; that he signed the Agreement as such officer pursuant to the authority vested in him by law; that the within Agreement is the voluntary act of such corporation; and he desires the same to be recorded as such.

/s/ Ivy M. Shapiro
Notary Public

October 22, 2009
My Commission Expires:

[SEAL]